iShares®

iShares U.S. ETF Trust

Supplement dated September 29, 2022 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated March 1, 2022,

for the BlackRock Short Maturity Municipal Bond ETF (MEAR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with the Summary Prospectus and Prospectus for the Fund.

The following changes for the Fund will be effective on September 29, 2022.

Effective September 29, 2022, Christian Romaglino is being added as Portfolio Manager of the Fund.

In addition, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

In the sections “Management – Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus, Christian Romaglino is added to the list of Portfolio Managers primarily responsible for the day-to-day management of the Fund. Mr. Romaglino has been a Portfolio Manager of the Fund since 2022.

In the section “Management – Portfolio Managers” of the Fund’s Prospectus, the following is added:

Christian Romaglino has been employed by BFA or its affiliates as a portfolio manager since 2017. Prior to that Mr. Romaglino was a Portfolio Manager at Brown Brothers Harriman from 2010 to 2017. Mr. Romaglino has been a Portfolio Manager of the Fund since 2022.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-MEAR-0922

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